UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

March 14, 2008

The Walt Disney Company

(Exact name of registrant as specified in its charter)

Delaware	1-11605	95-4545390
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 South Buena Vista Street

Burbank, California 91521

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (818) 560-1000

Not applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 14, 2008, the Registrant issued a press release announcing that it has called for redemption on April 15, 2008 all of its outstanding 2.125% Convertible Senior Notes due 2023 (the “Convertible Notes”). A copy of the press release is furnished herewith as Exhibit 99.1. A copy of the notice of redemption sent to holders of record of the Convertible Notes is furnished herewith as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

99.1	Press release of March 14, 2008

99.2	Notice of Redemption to the Holders of The Walt Disney Company 2.125% Convertible Senior Notes Due 2023

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Walt Disney Company

By:	/s/ Roger J. Patterson
Roger J. Patterson
Managing Vice President, Counsel Registered In-House Counsel

Dated: March 14, 2008